RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.cc.state.az.us
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://pucweb1.state.nv.us/pucn
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2011

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Gary Pierce	Rep.	Term ends 12/31/2014
	Commissioner Sandra D. Kennedy	Rep.	Term ends 12/31/2013
	Commissioner Paul Newman	Rep.	Term ends 12/31/2013
	Commissioner Bob Stump	Rep.	Term ends 12/31/2013
	Commissioner Brenda Burns	Rep.	Term ends 12/31/2014
Executive Director Ernest G. Johnson

CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael R. Peevey	Dem.	Term ends 12/31/2014
	Commissioner Timothy Alan Simon	Rep.	Term ends 12/31/2013
	Commissioner Mark Ferron	Dem.	Term ends 12/31/2017
	Commissioner Mike Florio	Dem.	Term ends 12/31/2017
	Commissioner Catherine J. K. Sandoval	Dem.	Term ends 12/31/2017
Executive Director Paul Clanon

NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Alaina Burtenshaw	Ind.	Term ends 9/30/2013
	Commissioner Rebecca Wagner	Rep.	Term ends 9/30/2011
	Commissioner Luis F. Valera	Rep.	Term ends 9/30/2012
Executive Director Crystal Jackson

FERC
Five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Jon Wellinghoff	Dem.	Term ends 6/30/2013
	Commissioner Marc Spitzer	Rep.	Term ends 6/30/2011
	Commissioner John R. Norris	Dem.	Term ends 6/30/2012
	Commissioner Cheryl A. LaFleur	Dem	Term ends 6/30/2014
	Commissioner Philip D. Moeller	Rep.	Term ends 6/30/2015
Secretary Kimberly D. Bose

ANALYSIS OF GENERAL RATE CASE DECISIONS FOR THE YEARS 2005 TO PRESENT

					PERCENT	OVERALL	RATE OF
					AUTHORIZED	RATE	RETURN ON
			ADDITIONAL	ADDITIONAL	OF	OF	COMMON
	FILING	EFFECTIVE	MARGIN	MARGIN	REQUESTED	RETURN	EQUITY
JURISDICTION	DATE	DATE	REQUESTED	AUTHORIZED	AMOUNTS	GRANTED	GRANTED
			($mm)	($mm)

NEVADA
Docket No. 06-05019 (So. NV)	05/15/06	11/01/06	2.5	2.5	100	7.64	10.50
Docket No. 07-05015 (So. NV)	05/15/07	11/01/07	1.3	1.3	100	7.76	10.50
Docket No. 08-05008 (So. NV)	05/15/08	11/01/08	(0.8)	(0.8)	100	7.79	10.50
Docket No. 09-04003 (No. NV)	04/03/09	11/01/09	1.3	(0.5)	NM	8.29	10.15
Docket No. 09-04003 (So. NV)	04/03/09	11/01/09	26.6	17.6	66	7.40	10.15
Docket No. 09-06016 (So. NV)	06/15/09	11/01/09	(1.5)	(1.5)	100	7.40	10.15
Docket No. 10-06008 (So. NV)	06/04/10	11/01/10	(2.4)	(2.4)	100	7.40	10.15

ARIZONA
Docket No. G-0155A-04-0876	12/09/04	03/01/06	66.9	49.3	74	8.40	9.50
Docket No. G-0155A-07-0504	08/31/07	12/01/08	49.3	33.5	68	8.86	10.00
Docket No. G-0155A-10-0458	11/12/10	Pending	73.2

CALIFORNIA
Advice Letter No. 722 (So. CA)	11/01/04	01/01/05	1.6	1.6	100	8.74	10.38
Advice Letter No. 722 (No. CA)	11/01/04	01/01/05	0.3	0.3	100	8.74	10.38
Advice Letter No. 747-A (So. CA)	11/23/05	04/13/06	3.4	2.2	65	8.74	10.38
Advice Letter No. 747-A (No. CA)	11/23/05	04/13/06	1.1	0.8	72	8.74	10.38
Advice Letter No. 769 (So. CA)	11/17/06	01/01/07	2.3	2.3	100	8.74	10.38
Advice Letter No. 769 (No. CA)	11/17/06	01/01/07	0.4	0.4	100	8.74	10.38
Advice Letter No. 789 (So. CA)	11/01/07	01/01/08	1.7	1.7	100	8.74	10.38
Advice Letter No. 789 (No. CA)	11/01/07	01/01/08	0.4	0.4	100	8.74	10.38
Application 07-12-022 (So. CA)	12/21/07	01/01/09	7.1	2.4	34	7.87	10.50
Application 07-12-022 (No. CA)	12/21/07	01/01/09	(0.1)	(1.0)	NM	8.99	10.50
Application 07-12-022 (So. Lake Tahoe)	12/21/07	01/01/09	2.1	1.8	86	8.99	10.50
Advice Letter No. 829 (So. CA)	10/30/09	01/01/10	1.7	1.7	100	7.87	10.50
Advice Letter No. 829 (No. CA)	10/30/09	01/01/10	0.4	0.4	100	8.99	10.50
Advice Letter No. 829 (SLT)	10/30/09	01/01/10	0.6	0.6	100	8.99	10.50
Advice Letter No. 857 (So. CA)	12/01/10	01/01/11	1.7	1.7	100	7.87	10.50
Advice Letter No. 857 (No. CA)	12/01/10	01/01/11	0.4	0.4	100	8.99	10.50
Advice Letter No. 857 (SLT)	12/01/10	01/01/11	0.1	0.1	100	8.99	10.50

FERC
Docket No. RP05-163	01/28/05	08/01/05	1.7	(2.5)	NM	[1]	[1]
Docket No. RP09-406	02/27/09	09/01/09	3.9	0.9	22	[1]	[1]

[1] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Results of Consolidated Operations
Contribution to net income - gas operations	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626
Contribution to net income - construction services	12,495	8,062	7,226	10,752	12,387	10,153	8,421	4,291	4,737	4,530
Net income	$103,877	$87,482	$60,973	$83,246	$83,860	$43,823	$56,775	$38,502	$43,965	$37,156

Basic earnings per share	$2.29	$1.95	$1.40	$1.97	$2.07	$1.15	$1.61	$1.14	$1.33	$1.16
Diluted earnings per share	$2.27	$1.94	$1.39	$1.95	$2.05	$1.14	$1.60	$1.13	$1.32	$1.15

Average outstanding common shares	45,405	44,752	43,476	42,336	40,566	38,132	35,204	33,760	32,953	32,122
Average shares outstanding (assuming dilution)	45,823	45,062	43,775	42,714	40,975	38,467	35,488	34,041	33,233	32,398

Results of Natural Gas Operations
Gas operating revenues	$1,511,907	$1,614,843	$1,791,395	$1,814,766	$1,727,394	$1,455,257	$1,262,052	$1,034,353	$1,115,900	$1,193,102
Net cost of gas sold	736,175	866,630	1,055,977	1,086,194	1,033,988	828,131	645,766	482,503	563,379	677,547
Operating margin	775,732	748,213	735,418	728,572	693,406	627,126	616,286	551,850	552,521	515,555
Operations and maintenance expense	354,943	348,942	338,660	331,208	320,803	314,437	290,800	266,862	264,188	253,026
Depreciation and amortization	170,456	166,850	166,337	157,090	146,654	137,981	130,515	120,791	115,175	104,498
Taxes other than income taxes	38,869	37,318	36,780	37,553	34,994	39,040	37,669	35,910	34,565	32,780
Operating income	211,464	195,103	193,641	202,721	190,955	135,668	157,302	128,287	138,593	125,251
Other income (expense)	4,016	6,590	(13,469)	4,850	10,049	5,087	1,611	2,955	3,108	7,694
Net interest deductions	75,113	74,091	83,096	86,436	85,567	81,595	78,137	76,251	78,505	78,746
Net interest deductions on subordinated debentures	1,912	7,731	7,729	7,727	7,724	7,723	7,724	2,680	-	-
Preferred securities distributions	-	-	-	-	-	-	-	4,180	5,475	5,475
Income before income taxes	138,455	119,871	89,347	113,408	107,713	51,437	73,052	48,131	57,721	48,724
Income tax expense	47,073	40,451	35,600	40,914	36,240	17,767	24,698	13,920	18,493	16,098
Contribution to consolidated net income	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
ASSETS
Net utility plant	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571
Other property and investments	134,648	115,860	124,781	143,097	136,242	118,094	99,879	87,443	87,391	92,511
Restricted cash	37,781	49,769	-	-	-	-	-	-	-	-
Current assets	445,894	417,632	438,076	502,459	501,624	542,660	431,993	281,087	261,768	400,149
Deferred charges and other assets	293,434	288,528	274,220	179,332	178,995	78,525	70,252	63,840	49,310	51,381
Total assets	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612
CAPITALIZATION
Common stock equity	$855,114	$839,061	$816,285	$776,755	$741,658	$669,206	$605,070	$546,383	$522,707	$504,533
Accumulated other comprehensive income (loss), net	(30,784)	(22,250)	(19,426)	(12,850)	(13,666)	(41,645)	(10,892)	-	-	-
Retained earnings	343,131	285,316	240,982	219,768	173,433	123,574	111,498	84,084	73,460	56,667
Noncontrolling interest	(465)	(41)	-	-	-	-	-	-	-	-
Preferred securities	-	-	-	-	-	-	-	-	60,000	60,000
Subordinated debentures	-	100,000	100,000	100,000	100,000	100,000	100,000	100,000	-	-
Long-term debt, less current maturities	1,124,681	1,169,357	1,185,474	1,266,067	1,286,354	1,224,898	1,162,936	1,121,164	1,092,148	796,351
Total capitalization	2,291,677	2,371,443	2,323,315	2,349,740	2,287,779	2,076,033	1,968,612	1,851,631	1,748,315	1,417,551
LIABILITIES
Current maturities of long-term debt	75,080	1,327	7,833	38,079	27,545	83,215	29,821	6,435	8,705	307,641
Current liabilities	521,881	472,903	502,062	489,853	468,519	537,738	453,210	303,977	304,476	345,400
Deferred income taxes	466,628	436,113	387,539	347,497	308,493	234,739	281,743	277,332	229,358	217,804
Other deferred credits	628,927	624,506	599,635	445,019	392,629	296,701	204,730	168,731	142,074	81,216
Total liabilities	1,692,516	1,534,849	1,497,069	1,320,448	1,197,186	1,152,393	969,504	756,475	684,613	952,061
Total capitalization and liabilities	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
From operating activities	$342,522	$371,416	$261,322	$320,594	$253,245	$214,036	$124,135	$187,122	$281,329	$103,848
From investing activities	(178,685)	(265,850)	(237,093)	(306,396)	(277,980)	(254,120)	(272,458)	(249,300)	(243,373)	(246,462)
From financing activities	(107,779)	(81,744)	(34,704)	(5,347)	15,989	57,763	143,086	60,815	(49,187)	154,727
Net change in cash	$56,058	$23,822	$(10,475)	$8,851	$(8,746)	$17,679	$(5,237)	$(1,363)	$(11,231)	$12,113

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Distribution	$3,847,731	$3,716,881	$3,615,253	$3,419,799	$3,153,399	$2,917,959	$2,706,089	$2,496,708	$2,293,655	$2,104,006
General	279,402	270,825	228,282	219,126	219,527	213,906	206,837	197,693	198,093	188,997
Transmission	274,646	271,467	262,271	256,696	243,989	239,872	233,841	215,907	196,997	187,393
Intangible	135,330	127,188	122,227	119,312	117,251	115,893	112,036	108,215	73,892	66,339
Construction work in progress	37,489	45,872	70,041	61,419	78,402	54,287	31,967	33,543	66,693	50,491
Other	33,267	33,376	32,326	30,815	31,136	31,130	31,141	19,979	20,037	18,096
Accumulated depreciation & amortization	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)	(985,919)	(896,309)	(814,908)	(789,751)
Net utility plant	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Distribution	$157,220	$159,282	$151,586	$148,130	$142,194	$134,271	$126,396	$115,983	$111,091	$108,083
Administrative and general	120,942	112,526	106,851	101,100	98,363	104,662	90,111	79,128	74,286	67,542
Customer accounts	60,187	60,896	63,788	67,453	67,472	63,715	60,180	58,458	60,160	57,874
Transmission	9,622	9,338	10,172	8,346	8,276	7,515	7,612	7,264	8,759	9,065
Production and storage expenses	4,215	3,985	3,398	3,071	2,927	3,074	5,114	4,657	7,221	7,151
Customer service and informational	2,646	2,484	2,523	2,842	1,285	1,064	1,047	782	1,539	1,511
Sales	111	431	342	266	286	136	340	590	1,132	1,800
Total operations and maintenance expenses	$354,943	$348,942	$338,660	$331,208	$320,803	$314,437	$290,800	$266,862	$264,188	$253,026

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2010	2009	2008	2007	2006	2005*	2004	2003**	2002	2001
Residential	1,758,557	1,744,481	1,738,202	1,732,573	1,704,456	1,635,115	1,537,434	1,456,857	1,382,406	1,325,534
Small commercial	76,746	77,416	78,190	77,970	76,962	75,549	72,953	71,466	70,267	69,546
Large commercial	1,185	1,263	1,314	1,310	1,219	1,222	1,221	1,270	1,271	1,288
Industrial / Other	328	320	343	347	370	386	383	397	415	418
Transportation	643	646	550	594	630	590	665	596	625	505
Total customers	1,837,459	1,824,126	1,818,599	1,812,794	1,783,637	1,712,862	1,612,656	1,530,586	1,454,984	1,397,291

ANNUAL CUSTOMER GROWTH RATE	1%	0%	0%	2%	4%	6%	5%	5%	4%	4%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Residential	70,470	66,974	70,499	69,806	67,760	65,047	66,717	59,305	58,821	58,994
Small commercial	30,094	29,423	31,455	31,067	30,986	30,007	30,384	27,915	28,027	27,997
Large commercial	11,183	11,724	12,512	12,756	12,826	11,184	10,490	10,042	12,150	10,759
Industrial / Other	5,892	7,262	9,770	10,353	14,924	15,654	16,386	15,731	22,406	28,377
Transportation	99,860	104,389	116,419	112,842	117,524	127,396	125,827	133,690	132,515	126,820
Total system throughput	217,499	219,772	240,655	236,824	244,020	249,288	249,804	246,683	253,919	252,947

OPERATING MARGIN BY CLASS***	YEAR ENDED DECEMBER 31,
(In thousands)	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Residential	$537,980	$513,299	$503,397	$497,703	$466,990	$422,643	$413,977	$360,591	$352,883	$324,627
Small commercial	127,802	129,103	128,827	129,080	126,020	114,252	114,834	104,353	105,268	100,403
Large commercial	20,936	21,879	22,536	22,483	21,257	17,111	17,399	16,907	17,973	16,089
Industrial / Other	9,515	10,302	12,586	13,852	17,075	15,489	15,043	15,977	22,652	23,446
Transportation	79,499	73,630	68,072	65,454	62,064	57,631	55,033	54,022	53,745	50,990
Total operating margin	$775,732	$748,213	$735,418	$728,572	$693,406	$627,126	$616,286	$551,850	$552,521	$515,555

*	Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
**	Includes 9,000 customers associated with the acquisition of Black Mountain Gas Company in October 2003.
***	Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
High	$37.25	$29.48	$33.29	$39.95	$39.37	$28.07	$26.15	$23.64	$25.35	$24.67
Low	26.28	17.08	21.11	26.45	26.09	23.53	21.50	19.30	18.10	18.61
Close [1]	36.67	28.53	25.22	29.77	38.37	26.40	25.40	22.45	23.45	22.35

	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
COMMON SHARES OUTSTANDING (in thousands) [1]	45,599	45,092	44,192	42,806	41,770	39,328	36,794	34,232	33,289	32,493
DIVIDEND YIELD [1]	2.7%	3.3%	3.6%	2.9%	2.1%	3.1%	3.2%	3.7%	3.5%	3.7%
DIVIDENDS DECLARED PER SHARE [2]	$1.00	$0.95	$0.90	$0.86	$0.82	$0.82	$0.82	$0.82	$0.82	$0.82
PRICE / EARNINGS RATIO [1]	16.01	14.63	18.01	15.11	18.54	22.96	15.78	19.69	17.63	19.27
RETURN ON EQUITY - TOTAL COMPANY [2]	9.1%	8.1%	6.0%	8.8%	10.3%	5.9%	8.5%	6.3%	7.5%	6.8%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	8.5%	7.8%	5.6%	8.1%	9.2%	4.8%	7.6%	5.9%	7.1%	6.2%
BOOK VALUE PER SHARE [1]	$25.60	$24.44	$23.48	$22.98	$21.58	$19.10	$19.18	$18.42	$17.91	$17.27

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Actual	1,998	1,824	1,902	1,850	1,826	1,735	1,953	1,772	1,912	1,963
Ten-year average	1,876	1,882	1,893	1,936	1,961	1,956	1,913	1,931	1,963	1,970

	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,349	2,423	2,447	2,538	2,525	2,590	2,548	2,550	2,546	2,507
CUSTOMERS / EMPLOYEE [1]	782	753	743	714	706	661	633	600	571	557
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$196	$194	$188	$186	$185	$191	$187	$182	$188	$188
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.62	$0.71	$0.84	$0.81	$0.79	$0.71	$0.57	$0.46	$0.38	$0.55
CONSTRUCTION EXPENDITURES (in thousands) [2]	$188,379	$212,919	$279,254	$312,412	$305,914	$258,547	$274,748	$228,288	$263,576	$248,352
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-10		Twelve Months Ended 12-31-09
Southern Nevada
Commercial	6,394,779	$7,142,082	6,703,382	$6,326,408
Industrial	2,851,951	2,380,290	3,032,768	2,374,551
Power Generation	51,995,313	12,883,468	57,349,174	12,146,568
Southern Nevada Totals	61,242,043	$22,405,840	67,085,324	$20,847,527

Northern Nevada (1)
Commercial	2,029,910	$785,051	2,052,072	$700,316
Industrial	6,022,861	1,922,775	5,545,510	1,829,562
Power Generation	7,972,646	4,251,927	6,537,801	3,291,330
Resale	6,870,762	19,871,541	9,806,701	20,946,342
Northern Nevada Totals	22,896,179	$26,831,294	23,942,084	$26,767,550

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-10		Twelve Months Ended 12-31-09
Southern Arizona
Commercial	621,393	$1,314,947	1,833,717	$3,311,105
Industrial	1,652,171	1,587,177	1,541,680	1,813,295
Power Generation	1,744,768	2,920,348	62,469	98,501
Irrigation	392,352	450,850	352,252	356,058
Southern Arizona Totals	4,410,684	$6,273,322	3,790,118	$5,578,959

Central Arizona
Commercial	2,715,240	$5,576,953	1,883,264	$3,605,774
Industrial	3,128,734	5,986,228	3,154,112	6,259,401
Power Generation	778,773	1,101,038	-	-
Irrigation	1,989,851	2,902,846	1,910,552	2,721,456
Central Arizona Totals	8,612,598	$15,567,065	6,947,928	$12,586,631

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-10		Twelve Months Ended 12-31-09
Southern California
Commercial	505,265	$563,323	526,308	$571,290
Industrial	307,537	325,212	317,043	322,762
Power Generation	1,885,643	1,131,627	1,780,586	1,086,889
Southern California Totals	2,698,445	$2,020,162	2,623,937	$1,980,941

Total Company (1)
Commercial	12,266,587	$15,382,356	12,998,743	$14,514,893
Industrial	13,963,254	12,201,682	13,591,113	12,599,571
Power Generation	64,377,143	22,288,408	65,730,030	16,623,288
Resale	6,870,762	19,871,541	9,806,701	20,946,342
Irrigation	2,382,203	3,353,696	2,262,804	3,077,514
TOTAL COMPANY	99,859,949	$73,097,683	104,389,391	$67,761,608

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.